Exhibit 32.2

                           SECTION 1350 CERTIFICATION


                  In connection with the Quarterly Report of Orthofix International N.V. ("Orthofix") on Form 10-Q for the period ended March 31, 2004 (the "Quarterly Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas Hein, Chief Financial Officer of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

                  1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.



Dated:   May 10, 2004                            /s/ THOMAS HEIN
                                                 -------------------------------
                                                 Name:  Thomas Hein
                                                 Title: Chief Financial Officer